Summary Prospectus
September 30, 2016
as supplemented December 1, 2016

Destra Focused Equity Fund
Class A Shares	Class C Shares	Class I Shares
DFOAX	DFOCX	DFOIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.destracapital.com/literature. You can also get this information at no cost by calling 877.287.9646 or by sending an e-mail to info@destracapital.com. The Fund’s Statutory Prospectus and Statement of Additional Information, each dated September 30, 2016, are incorporated by reference into (and are considered part of) this Summary Prospectus. The Statement of Additional Information may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective
The investment objective of Destra Focused Equity Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Destra mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Shareholder Information” on page 16 of the Fund’s Prospectus and “Purchases” on page 30 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage
of the lower of original purchase price or redemption
proceeds)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends	None	None	None
Redemption Fee on shares held for 90 days or less (as a
percentage of amount redeemed)	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.12%	0.87%	0.52%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	2.22%	2.72%	1.37%
Fee Waiver[1]	(0.62)%	(0.37)%	(0.05)%
Total Annual Fund Operating Expenses after Fee Waiver	1.60%	2.35%	1.32%

1  The Adviser has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) are 1.60% for Class A, 2.35% for Class C and 1.32% for Class I. This waiver will continue in effect until December 31, 2027. The waiver may be terminated or modified prior to December 31, 2027 only with the approval of the Board of Trustees of the Trust.

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Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Redeemed				Not Redeemed
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$605	$932	$1,282	$2,265	$605	$932	$1,282	$2,265
Class C	$338	$733	$1,255	$2,686	$238	$733	$1,255	$2,686
Class I	$134	$418	$723	$1,590	$134	$418	$723	$1,590

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2015, the predecessor to the Fund, Destra Focused Equity Fund, a series of Destra Investment Trust II (the “Predecessor Fund”) had a portfolio turnover rate that was 36% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in equity securities.
Investment Process Overview. The cornerstone of the sub-adviser’s investment philosophy is that sector and industry performance is highly correlated with particular stages of the business cycle. The sub-adviser overweight equities in sectors of the S&P 500 Index it believes will experience economic tailwinds, and avoids investing in sectors it views as untimely at a particular stage of the business cycle. The sub-adviser targets high-quality, market-leading companies within favored sectors. The result is a core investment style that shifts portfolio sector and style emphasis over cycles to seek to remain properly oriented and timely over a full economic and market cycle. As of December 31, 2015, the average market cap of the S&P 500 Index was approximately $37.3 billion.
Analysis and Emphasis. The sub-adviser uses a forward-looking, anticipatory strategy. The foundation of this strategy is that particular sectors of the S&P 500 Index tend to perform well in certain phases of an economic cycle. The sub-adviser’s investment team analyzes traditional cyclical trends and identifies the characteristics of the current business cycle. The sub-adviser’s proprietary macroeconomic database is a key element of this analysis. The Fund’s portfolio holdings are shifted to newly favored sectors as the forecasted economic backdrop changes. The result is a core investment style that shifts portfolio emphasis over cycles among “value,” “growth at a reasonable price” and “traditional growth” approaches. As of June 30, 2016, the Fund was concentrated in the consumer discretionary, consumer staples, health care and information technology sectors.
Stock Selection. The S&P 500 Index is the investment universe for the Fund’s portfolio. Portfolio candidates are screened to seek to identify market-leading, financially strong companies. The quality screening process focuses on companies with characteristics that include:
• Large Capitalization: Companies most typically with market capitalizations two to three times the S&P 500 Index’s average market capitalization.

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• High Quality: Companies with low debt-to-equity ratios, high return-on-equity, and earnings growth opportunity.
• Market Leading: Companies with a strong competitive position, prospective benefits from secular tailwinds, and a proven management team.
The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund may invest a relatively high percentage of its assets in a limited number of issuers.
Principal Risks
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
Active Management Risk: The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s Sub-Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Sub-Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.
Consumer Discretionary Companies Risk: Consumer discretionary companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. The success of this sector depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
Consumer Staples Companies Risk: Consumer staples companies may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Consumer staples companies may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
General Fund Investing Risks: The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Health Care Companies Risk: The Fund invests in health care companies, including those that are involved in medical services or biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that a product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers. The Affordable Care Act of 2010 brought comprehensive changes to the health care industry, especially with

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respect to health care insurance companies. Although the full impact of the law and the related regulations has yet to be experienced by health care companies, it could create additional expenses and burdens on the health care companies.
Information Technology Companies Risk: Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.
Investment Strategy Risk: The Fund invests in common stocks of companies that the sub-adviser believes will perform well in certain phases of the business cycle. The sub-adviser’s investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.
Market Risk: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.
Non-Diversification/Limited Holdings Risk: The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund can. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain securities. Furthermore, because the Fund has a relatively small number of issuers, the Fund has greater susceptibility to adverse developments in one issuer or group of issuers.
Sector Focus Risk: The Fund will typically focus its investments on companies within particular economic sectors. To the extent that it does so, developments affecting companies in those sectors will have a magnified effect on the Fund’s net asset value and total return.
Fund Performance
The Fund is the successor to the Predecessor Fund pursuant to a reorganization that took place as of September 30, 2016. The Predecessor Fund was managed by the same investment advisor as the Fund and had same investment objective and investment strategy as the Fund. The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Predecessor Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at destracapital.com or by calling (877) 287-9646.

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The bar chart below shows the Predecessor Fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges; if these charges were reflected, the returns would be less than those shown.
Calendar Year Total Return as of 12/31
* Class A year-to-date total return as of December 31, 2015 was -0.67%.
The Fund’s highest and lowest quarterly returns were 14.50% and -7.00%, respectively, for the quarters ended March 31, 2012 and September 30, 2015.
The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated to those of a broad measure of market performance. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.
Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced. The returns that follow reflect sales charges.
Average Annual Total Returns for the Periods Ended December 31, 2015
			Since Inception
	1 Year	3 Years	(April 12, 2011)
Class A (return before taxes)	(5.12)%	11.66%	10.02%
Class A (return after taxes on distributions)	(5.64)%	10.74%	9.43%
Class A (return after taxes on distributions
and sale of Fund shares)	(2.46)%	9.08%	7.92%
Class C (return before taxes)	(2.33)%	12.56%	11.53%[1]
Class I (return before taxes)	(0.36)%	13.75%	11.48%
S&P 500 Index (reflects no deduction for
fees, expenses or taxes)	1.38%	15.13%	12.18%

1 The inception date of Class C shares is November 1, 2011.

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Management
Investment Adviser
Destra Capital Advisors LLC

Investment Sub-Adviser
WestEnd Advisors LLC (the “Sub-Adviser”)

Portfolio Managers
WestEnd Advisors LLC
Robert L. Pharr	Since 2011
Frederick O. Porter, CFA	Since 2011
Edmund N. Durden	Since 2011

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms. The minimum investment for Class A shares and Class C shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. The maximum purchase in Class C shares is $500,000 for any single purchase. The sales charge and expense structure of Class A shares may be more advantageous for investors purchasing more than $500,000 of Fund shares. The minimum investment for Class I shares is $100,000 for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund on a given day. Accounts offered through certain intermediary institutions may meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions from the Fund held in such a tax-deferred arrangement will be taxed at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

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